NOTE 1 - ORGANIZATION, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Stock-Based Employee and Non-Employee Compensation (Policies)	Dec. 31, 2022
Policies
Stock-Based Employee and Non-Employee Compensation

Stock-Based Employee and Non-Employee Compensation – The Company accounts for its equity grants in accordance with generally accepted accounting principles. Generally accepted accounting principles require the recognition of the cost of services received in exchange for an award of equity instruments in the financial statements and is measured based on the grant date fair value of the award. Generally accepted accounting principles also requires equity grant compensation expense to be recognized over the period during which an employee or non-employee is required to provide service in exchange for the award (the vesting period).